                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 23, 2005
                                                           ------------

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

   NEW YORK                         0-3319                13-1784308
   --------                         ------                ----------
(State or other jurisdiction      (Commission             (IRS Employer
   of incorporation)              File Number)            Identification No.)

                  One Commerce Park, Valhalla, NY         10595
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 23, 2005, the registrant entered into a Severance Benefits Agreement
(the  "Schneider  Severance  Agreement")  between the  registrant  and Walter F.
Schneider.  A copy of the Schneider  Severance  Agreement is attached  hereto as
EXHIBIT 99.01 and incorporated herein by reference. The following summary of the
Schneider  Severance Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such agreement.
Pursuant to the terms of the Schneider Severance Agreement,  upon the occurrence of the events  specified below, Mr. Schneider is entitled to receive a severance payment equal to (a) the payment of his full base salary through the date of the termination  of his employment at the rate in effect  immediately  prior to such termination;  PLUS (b) in lieu of any further  payments,  a payment equal to one times his annual base salary in effect  prior to the date of  termination  (such payments  collectively,  the  "Severance  Payment").  The  Severance  Payment is
payable to Mr.  Schneider upon the occurrence of the following  events:  (a) his employment is involuntarily terminated by the registrant other than for cause or due to his death or disability;  or (b) he voluntarily terminates his employment because (i) without his express written consent, he is placed in any position of substantially  lesser  stature than the position he holds with the registrant as of the date of the Schneider  Severance Agreement (except if another person that is mutually  acceptable to Mr.  Schneider and the registrant is appointed to the office  of  President  of the  registrant);  (ii) his  annual  base  salary,  as increased from time to time, is reduced;  or (iii) the registrant hires a person for the position of President of the  registrant  that is not  acceptable to Mr.
Schneider. Additionally, if Mr. Schneider is entitled to a Severance Payment, he will also be entitled to receive health  insurance  coverage for one year on the same terms as such  coverage is  available  to him on the date of the  Schneider
Severance  Agreement.  The  Schneider  Severance  Agreement  also  requires  Mr.
Schneider to keep certain  information about the registrant  confidential  after the termination of his employment.  The Schneider Severance Agreement expires on
December 31, 2007.

     On May 23, 2005, the registrant entered into a Severance Benefits Agreement
(the "Koch Severance Agreement") between the registrant and Mark A. Koch. A copy of the Koch  Severance  Agreement  is  attached  hereto  as  EXHIBIT  99.02  and incorporated  herein by reference.  The following  summary of the Koch Severance
Agreement does not purport to be complete and is subject to and qualified in its entirety  by  reference  to the actual text of such  agreement.  Pursuant to the terms  of the  Koch  Severance  Agreement,  upon the  occurrence  of the  events specified  below,  Mr. Koch is entitled to receive a severance  payment equal to
(a) the payment of his full base salary  through the date of the  termination of his employment at the rate in effect immediately prior to such termination; PLUS
(b) in lieu of any  further  payments,  a payment  equal to one times his annual base  salary  in  effect  prior  to  the  date  of  termination  (such  payments collectively,  the "Severance Payment"). The Severance Payment is payable to Mr.
Koch  upon  the  occurrence  of the  following  events:  (a) his  employment  is involuntarily  terminated by the  registrant  other than for cause or due to his death or disability; or (b) he voluntarily terminates his employment because (i)
without  his  express  written  consent,   he  is  placed  in  any  position  of
substantially  lesser  stature than the position he holds with the registrant as of the date of the Koch Severance  Agreement;  (ii) without his express  written consent, he is transferred or the registrant proposes that he be transferred for any  extended  period to a location  that is more than forty (40) miles from the registrant's location at which he performs services for the registrant as of the date of the Koch  Severance  Agreement;  or (iii) his  annual  base  salary,  as increased from time to time, is reduced.  Additionally,  if Mr. Koch is entitled to a Severance  Payment,  he will also be entitled to receive  health  insurance coverage for one year on the same terms as such  coverage is available to him on the date of the Koch  Severance  Agreement.  The Koch  Severance  Agreement also requires Mr. Koch to keep certain information about the registrant  confidential after the termination of his employment. The Koch Severance Agreement expires on
December 31, 2006.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Financial Statements of Businesses Acquired.

                Not Applicable.

            (b) Pro Forma Financial Information.

                Not Applicable.

            (c) Exhibits

     EXHIBIT NO.         EXHIBITS
     -----------         --------

     99.01               Severance Benefits Agreement dated May 23, 2005 between
                         the registrant and Walter F. Schneider.

     99.02               Severance Benefits Agreement dated May 23, 2005 between
                         the registrant and Mark A. Koch.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DEL GLOBAL TECHNOLOGIES CORP.
                                        (Registrant)

Date:       May 24, 2005

                                  By: /s/ Mark A. Koch
                                      ---------------------------------------
                                      Mark A. Koch
                                      Principal Accounting Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
99.01            Severance  Benefits  Agreement  dated May 23, 2005  between the registrant and Walter F. Schneider.

99.02            Severance  Benefits  Agreement  dated May 23, 2005  between the registrant and Mark A. Koch.